EXHIBIT 10.26

            CONFIA, S.A., INSTITUCION DE BANCA MULTIPLE,
                       ABACO GRUPO FINANCIERO


                           PROMISSORY NOTE


By means of this PROMISSORY NOTE, the SUBSCRIBER unconditionally promises to pay to the order of Confia, S.A., Institucion de Banca Multiple, Abaco Grupo Financiero, Grand Cayman Branch (the "BANK"), the principal amount of USD $20,000,000.00 (Twenty Million 00/100 U.S.
Dlls) lawful currency of the United States of America precisely on December 02, 1996.

The SUBSCRIBER promises to pay on December 02, 1996 interest on the principal amount hereof an annual rate of interest of 12%.

In the event the SUBSCRIBER shall fail to pay the principal amount hereof as and when due hereunder, the unpaid amount shall bear interest from the date such payment was due until payment of such amount in full calculated on a daily basis of a rate per annum of 35%.

Interest hereunder shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

The principal amount hereof and interest thereon shall be payable to the BANK in New York, New York, U.S.A., at the office of Swiss Bank, Co. of New York, for the credit of the BANK's account
No. 101-WA-012297-000, in freely transferable Dollars and in same day funds, no later than 12:00 noon (New York time), on the date on which such payments are due.

Whenever any payment to be made hereunder shall be stated to be due on a day which is not a business day, (meaning a day of the year on which banks in London, England, carry on transactions in Dollars and banks in New York City, U.S.A. and in Mexico City, United Mexican States ("Mexico") are not required or authorized to close), such payment shall become due on the next following business day.

The SUBSCRIBER agrees to make all payments in respect of principal and interest free and clear of and without deduction, charge or withholding, or any tax liabilities imposed on such amounts, actually or in the future payable in any jurisdiction. If at any time Mexico (or any other country entitled to do so) or any political subdivision or any taxing authority thereof or therein shall impose, charge or collect any tax, charge, withholding, deduction, levy, or any other fiscal liability together with interest, penalties, fines, or charges thereon (the "Taxes"), on or with respect hereto or to any payment hereunder, the SUBSCRIBER agrees to pay, immediately to the appropriate tax authority, on behalf of the BANK the amount of any such additional amounts required to ensure the BANK received the full amount that the BANK would have received had no such payment of taxes been made.

The SUBSCRIBER and the GUARANTOR hereby irrevocably submit to the jurisdiction of any New York State court or any United States court sitting in New York City, New York, United States or any competent court of Mexico City, Mexico or of the city of CHICAGO, ILLINOIS, USA, in any action or proceeding arising out of or relating to this PROMISSORY NOTE, as the plaintiff in such action or proceeding may elect and the SUBSCRIBER and the GUARANTOR hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in any of such courts. The SUBSCRIBER and the GUARANTOR irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to laying of venue of any suit, action or proceeding with respect to this PROMISSORY NOTE brought in any court aforementioned, and the SUBSCRIBER and the GUARANTOR further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The SUBSCRIBER and the GUARANTOR hereby expressly waive all rights to any other jurisdiction, which they may now or hereafter have any reason of their present or subsequent domiciles.

The SUBSCRIBER and the GUARANTOR hereby consent to service of process upon them in any action or proceeding arising out of or relating to this PROMISSORY NOTE: (i) if in the State of New York, United States, at the address of CT Corporation System (the "Process Agent"), (ii) and if in the Federal District of Mexico or in CHICAGO, ILLINOIS, USA, at the domicile appearing under their respective name in this signature page.

This PROMISSORY NOTE is executed in an English and Spanish version, both of which shall bind the SUBSCRIBER and the GUARANTOR and constitute one and the same PROMISSORY NOTE; provided however, that in the case of doubt as to the proper interpretation or construction of this PROMISSORY NOTE, the English text shall be controlling in all cases, except that in the case of any legal proceeding instituted in any court of Mexico the Spanish text shall be controlling.

This PROMISSORY NOTE is executed in Chicago, Illinois, USA, on June 03,
1996.


THE SUBSCRIBER

/s/Charles W. Daggs
By:  Rodman & Renshaw Capital Group, Inc.
Title: President and Chief Executive Officer
Address:  Sears Tower
          233 S. Wacker Dr., Ste. 4500
          Chicago, Illinois  60603

THE GUARANTOR


By:
Title:
Address:





















































                                                        EXHIBIT 10.26

            CONFIA, S.A., INSTITUCION DE BANCA MULTIPLE,
                       ABACO GRUPO FINANCIERO


                           PROMISSORY NOTE


By means of this PROMISSORY NOTE, the SUBSCRIBER unconditionally promises to pay to the order of Confia, S.A., Institucion de Banca Multiple, Abaco Grupo Financiero, Grand Cayman Branch (the "BANK"), the principal amount of USD $6,500,000.00 (Six Million, Five Hundred
Thousand and 00/100 U.S. Dlls) lawful currency of the United States of America precisely on December 02, 1996.

The SUBSCRIBER promises to pay on December 02, 1996 interest on the principal amount hereof an annual rate of interest of 12%.

In the event the SUBSCRIBER shall fail to pay the principal amount hereof as and when due hereunder, the unpaid amount shall bear interest from the date such payment was due until payment of such amount in full calculated on a daily basis of a rate per annum of 35%.

Interest hereunder shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

The principal amount hereof and interest thereon shall be payable to the BANK in New York, New York, U.S.A., at the office of Swiss Bank, Co. of New York, for the credit of the BANK's account
No. 101-WA-012297-000, in freely transferable Dollars and in same day funds, no later than 12:00 noon (New York time), on the date on which such payments are due.

Whenever any payment to be made hereunder shall be stated to be due on a day which is not a business day, (meaning a day of the year on which banks in London, England, carry on transactions in Dollars and banks in New York City, U.S.A. and in Mexico City, United Mexican States ("Mexico") are not required or authorized to close), such payment shall become due on the next following business day.

The SUBSCRIBER agrees to make all payments in respect of principal and interest free and clear of and without deduction, charge or withholding, or any tax liabilities imposed on such amounts, actually or in the future payable in any jurisdiction. If at any time Mexico (or any other country entitled to do so) or any political subdivision or any taxing authority thereof or therein shall impose, charge or collect any tax, charge, withholding, deduction, levy, or any other fiscal liability together with interest, penalties, fines, or charges thereon (the "Taxes"), on or with respect hereto or to any payment hereunder, the SUBSCRIBER agrees to pay, immediately to the appropriate tax authority, on behalf of the BANK the amount of any such additional amounts required to ensure the BANK received the full amount that the BANK would have received had no such payment of taxes been made.

The SUBSCRIBER and the GUARANTOR hereby irrevocably submit to the jurisdiction of any New York State court or any United States court sitting in New York City, New York, United States or any competent court of Mexico City, Mexico or of the city of CHICAGO, ILLINOIS, USA, in any action or proceeding arising out of or relating to this PROMISSORY NOTE, as the plaintiff in such action or proceeding may elect and the SUBSCRIBER and the GUARANTOR hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in any of such courts. The SUBSCRIBER and the GUARANTOR irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to laying of venue of any suit, action or proceeding with respect to this PROMISSORY NOTE brought in any court aforementioned, and the SUBSCRIBER and the GUARANTOR further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The SUBSCRIBER and the GUARANTOR hereby expressly waive all rights to any other jurisdiction, which they may now or hereafter have any reason of their present or subsequent domiciles.

The SUBSCRIBER and the GUARANTOR hereby consent to service of process upon them in any action or proceeding arising out of or relating to this PROMISSORY NOTE: (i) if in the State of New York, United States, at the address of CT Corporation System (the "Process Agent"), (ii) and if in the Federal District of Mexico or in CHICAGO, ILLINOIS, USA, at the domicile appearing under their respective name in this signature page.

This PROMISSORY NOTE is executed in an English and Spanish version, both of which shall bind the SUBSCRIBER and the GUARANTOR and constitute one and the same PROMISSORY NOTE; provided however, that in the case of doubt as to the proper interpretation or construction of this PROMISSORY NOTE, the English text shall be controlling in all cases, except that in the case of any legal proceeding instituted in any court of Mexico the Spanish text shall be controlling.

This PROMISSORY NOTE is executed in Chicago, Illinois, USA, on June 03,
1996.


THE SUBSCRIBER

/s/Charles W. Daggs
By:  Rodman & Renshaw Capital Group, Inc.
Title: President and Chief Executive Officer
Address:  Sears Tower
          233 S. Wacker Dr., Ste. 4500
          Chicago, Illinois  60603

THE GUARANTOR


By:
Title:
Address: